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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K

              -----------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



            APRIL 2, 2001                                1-11805
-------------------------------------         ----------------------------------
   Date of Report (Date of earliest                  Commission File Number
            event reported)



                         DONNA KARAN INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                    13-3882426
-------------------------------------         ----------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
   incorporation or organization)


                               550 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 789-1500
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              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

         On April 2, 2001, Donna Karan International Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of March 31, 2001 (the "Merger Agreement"), with LVMH Moet Hennessy Louis Vuitton Inc. ("LVMH") and DKI Acquisition, Inc., a direct wholly-owned subsidiary of LVMH ("DKI Acquisition"). Pursuant to the Merger Agreement, DKI Acquisition will be merged with and into the Company (the "Merger") and the Company will survive the Merger as a direct subsidiary of LVMH. In the Merger, the stockholders of the Company will receive $10.75 in cash for each outstanding share of common stock, par value $.01 per share, of the Company. Consummation of the Merger is subject to customary conditions, including the approval of the stockholders of the Company and the receipt of required regulatory approvals. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the press release of the Company with respect to the Merger is included herein as Exhibit 99.1.

         Concurrently with the execution of the Merger Agreement, the Company, LVMH, DKI Acquisition and Donna Karan, Stephan Weiss and certain trusts affiliated with Donna Karan and Stephan Weiss, who collectively beneficially own approximately 23.7% of the outstanding shares of common stock of the Company, entered into a Voting Agreement (the "Voting Agreement") pursuant to which Ms. Karan, Mr. Weiss and the trusts have agreed to vote their shares of common stock of the Company in favor of the Merger. A copy of the Voting Agreement is included herein as Exhibit 10.1. In addition, certain other principal stockholders of the Company owning an aggregate of approximately 23.2% of the outstanding shares of common stock of the Company have entered into a voting agreement with LVMH pursuant to which such principal stockholders have agreed to vote their shares of common stock of the Company in favor of the Merger.

         The Merger Agreement, the Voting Agreement and the press release are incorporated by reference into this Item 5 and the foregoing description of such documents and the Merger is qualified in its entirety by reference to such exhibits.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b)           Not applicable

(c)      EXHIBITS

         Exhibit 2.1 Agreement and Plan of Merger, dated as of March 31, 2001, by and among Donna Karan International Inc., LVMH Moet Hennessy Louis Vuitton Inc. and DKI Acquisition, Inc.

         Exhibit 10.1 Voting Agreement, dated as of March 31, 2001, among Donna Karan International Inc., LVMH Moet Hennessy Louis Vuitton Inc., DKI Acquisition, Inc., Donna Karan, Stephan Weiss, Trust FBO Lisa Weiss Keyes, Corey Weiss and Gabrielle Karan U/A/D 2/2/96, 2000 Stephan Weiss Revocable Trust and The Stephan Weiss and Donna Karan Alaska Community Property Trust.

         Exhibit 99.1 Press Release, dated April 2, 2001, announcing the execution of the Agreement and Plan of Merger.

                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 2, 2001                   DONNA KARAN INTERNATIONAL INC.



                                        By:   /s/ Joseph B. Parsons
                                           --------------------------------
                                            Joseph B. Parsons
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER                                 DESCRIPTION
----------------    ------------------------------------------------------------

        2.1 Agreement and Plan of Merger, dated as of March 31, 2001, by and among Donna Karan International Inc., LVMH Moet
                    Hennessy Louis Vuitton Inc. and DKI Acquisition, Inc.

       10.1         Voting Agreement, dated as of March 31, 2001, among Donna
                    Karan International Inc., LVMH Moet Hennessy Louis Vuitton
                    Inc., DKI Acquisition, Inc., Donna Karan, Stephan Weiss,
                    Trust FBO Lisa Weiss Keyes, Corey Weiss and Gabrielle Karan
                    U/A/D 2/2/96, 2000 Stephan Weiss Revocable Trust and The
                    Stephan Weiss and Donna Karan Alaska Community Property
                    Trust.

       99.1 Press Release, dated April 2, 2001, announcing the execution of the Agreement and Plan of Merger.


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